UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2024

IO BIOTECH, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-41008	87-0909276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ole Maaløes Vej 3

DK-2200 Copenhagen N

Denmark

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +45 7070 2980

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IOBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

Beginning on January 8, 2024, IO Biotech, Inc., a Delaware corporation (the “Company”) will participate in the 42nd Annual J.P. Morgan Healthcare Conference (the “Conference”). The Company has updated the corporate presentation that it intends to use at the Conference and in meetings with investors, a copy of which was posted to the Company’s website on January 8, 2024 (the “Investor Deck”). The Investor Deck includes, among other things, confirmation of its projected cash runway through the fourth quarter of 2025.

A copy of the Investor Deck is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	IO Biotech, Inc., Investor Deck, dated as of January 8, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IO BIOTECH, INC.

Date: January 8, 2024	By:	/s/ Mai-Britt Zocca, Ph.D.
	Name:	Mai-Britt Zocca, Ph.D.
	Title:	Chief Executive Officer